Principal National Life Insurance Company
Variable Life Separate Account

Supplement dated December 31, 2015
to the Statutory Prospectuses dated May 1, 2015 for:

Principal Variable Universal Life Income III

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policy referenced above. Please retain this supplement for future reference.

Principal National Life Insurance Company (“PNL”) has been informed by Wells Fargo Advantage Variable Trust Funds that the Wells Fargo Advantage VT Intrinsic Value Fund (the underlying fund for the Wells Fargo Advantage VT Intrinsic Division) will no longer be an investment option for contract owners effective April 27, 2016 and will liquidate on or about April 29, 2016. Contract owners that have values allocated to the Wells Fargo Advantage VT Intrinsic Division will receive additional information about transferring to different investment options. Any assets that remain in the Wells Fargo Advantage VT Intrinsic Division on the liquidation date will be moved to the applicable division that invests in an underlying money market fund.

TABLE OF SEPARATE ACCOUNT DIVISIONS

Replace the information for the Wells Fargo Advantage VT Intrinsic Value Division with the following:

Wells Fargo Advantage VT Intrinsic Value Division (not available on or after April 27, 2016)
Invests in:	Wells Fargo Advantage VT Intrinsic Value Fund - Class 2
Investment Advisor:	Metropolitan West Capital Management, LLC through a sub-advisory agreement with Wells Fargo Funds Management, LLC
Investment Objective:	seeks long-term capital appreciation.